PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
Dear Stockholders:

  For the first half of the year, the Pacholder Fund, Inc.'s (the "Fund") total return was 4.25% compared to 2.82% for the CS First Boston High Yield Index(TM) (the "Index"), outperforming the Index by 143 basis points. However, for the quarter ended June 30, 1999, the Fund recorded a total return of -0.10% com-pared to the Index total return of 1.16%, under-performing the Index by 126 ba-sis points. This underperformance in the second quarter was due primarily to stronger performance in the emerging market sector of the high yield market, a segment in which the fund does not invest.

Overview of Second Quarter 1999

  Interest rates continued to rise during the quarter as the yield on the benchmark 10-Year Treasury Note increased from 5.24% at the end of March to 5.78% at the end of June. Interest rates have increased steadily since last fall, as the U.S. economy continued to grow and concerns over an interest rate hike by the Federal Reserve overshadowed the market. As expected by most high yield market participants, the Federal Reserve did raise short-term borrowing rates by 25 basis points at its meeting on June 30th. It appears likely that there may be another 25 basis point increase at the Federal Reserve's next reg-ular meeting in late August, given the recent strong economic reports released so far in the third quarter. Although rising interest rates is never a favora-ble scenario for fixed income securities, the high yield sector, with its rela-tively low interest rate sensitivity due to high coupon rates and intermediate maturity structure, should continue to compare favorably to other fixed income sectors.

  The high yield market, with considerable spread tightening during the first quarter, and to a lesser extent in the second quarter, has outperformed most other intermediate fixed income sectors of the market in the first half of the year. The spread-to-Treasuries of the Index, which stood at 657 basis points on December 31, 1998, tightened to 574 basis points on June 30, 1999. The average price of the Index only fell slightly during the second quarter from 89.84% to 89.29% of par. The strong relative performance of the high yield market is not surprising given the fact that the economy is healthy, commodity prices have recovered, stock market valuations have been strong, and merger and acquisition activity has been high.

  We continue to maintain a diversified portfolio of high yield securities, holding securities of 134 companies across 26 different industries. We have our highest portfolio concentration in the telecommunications and broadcasting seg-ments of the market, 13.4% and 9.6%, respectively, because of the value we per-ceive in them. These segments have had considerable growth through technology improvements, penetration rates, and merger and acquisition activity during the past few years and we believe this trend will continue. No other industry rep-resents more than 7% of the portfolio. Also, we have become a bit more con-structive on certain cyclical segments of the market. For example, we increased our exposure to the forest products segment to 4.4% from 2.3% at the beginning of the year, as commodity price increases have had a favorable impact on the creditworthiness of companies in this industry.

                       [PERFORMANCE CHART APPEARS HERE]

                            Performance Comparison*
                   (For the six months ended June 30, 1999)

                                                               Since
                                                Six          Inception
                                              Months       (Annualized)**

     Pacholder Fund, Inc.***                   4.25%           11.11%

     CS First Boston High Yield Index/TM/      2.82%           10.42%

       *The CS First Boston High Yield Index/TM/ is an unmanaged index that is widely used as a measurement of high yield market performance. These figures assume reinvestment of interest, dividends and capital gains distributions and participation in rights offerings as applicable. Past performance is no guarantee of future results.
      **Inception date--November 11, 1988.
     ***Return based on Net Asset Value.

  As always, we appreciate your interest in the Fund and look forward to your continued support.

Sincerely,

/s/ Anthony L. Longi, Jr.

Anthony L. Longi, Jr.
President

August 3, 1999
--------------------------------------
DIVIDEND REINVESTMENT PLAN

  The Fund's Dividend Reinvestment Plan offers you an automatic way to reinvest your dividends and capital gains distributions in additional shares of the Fund. For an enrollment form and detailed information about the Plan, please contact Firstar Bank, N.A. Corporate Trust Services, 425 Walnut Street, ML 5125, P.O. Box 1118, Cincinnati, OH 45201-1118, (800) 637-7549.

PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                       Percent
                                                     Par               of Net
Description                                         (000)     Value    Assets
------------------------------------------------------------------------------

CORPORATE DEBT SECURITIES -- 95.5%
AUTO PARTS & EQUIPMENT -- 4.5%
Dura Operating Corp., Sr Sub Nt,
 9%, 5/1/09/2/                                     $ 1,600 $ 1,528,000   0.7%
Group 1 Automotive, Inc., Sr Sub Nt,
 10.875%, 3/1/09                                     1,500   1,462,500   0.7
Harvard Industries, Inc., Sr Sec Nt,
 14.5%, 9/1/03                                       1,500   1,635,000   0.8
Hayes Lemmerz Intl, Inc., Sr Sub Nt,
 9.125%, 7/15/07                                     1,500   1,503,750   0.7
JL French Automotive Castings, Inc., Sr Sub Nt,
 11.5%, 6/1/09/2/                                    1,000   1,020,000   0.5
JPS Automotive Products Corp., Sr Nt,
 11.125%, 6/15/01                                    1,350   1,377,000   0.6
Safety Components International, Inc., Sr Sub Nt,
 10.125%, 7/15/07                                    1,000     952,500   0.5
                                                           -----------   ---
                                                             9,478,750   4.5
BROADCAST RADIO & TV -- 9.6%
Ackerly Group, Inc., Sr Sub Nt,
 9%, 1/15/09                                         1,000     987,500   0.5
Citadel Broadcasting Company, Sr Sub Nt, 10.25%,
 7/1/07                                              1,500   1,616,250   0.8
Cumulus Media, Inc., Sr Sub Nt,
 10.375%, 7/1/08                                     2,550   2,703,000   1.3
Granite Broadcasting Corp., Sr Sub Nt,
 10.375%, 5/15/05                                    2,375   2,398,750   1.1
Lamar Advertising Co., Sr Sub Nt,
 9.25%, 8/15/07                                      1,000   1,052,500   0.5
LIN Holdings Corp., Sr Disc Nt,
 0/10%, 3/1/08                                       1,500     990,000   0.5
LIN Television Corp., Sr Sub Nt,
 8.375%, 3/1/08                                      1,000     955,000   0.5
Radio One, Inc., Sr Sub Nt,
 7/12%, 5/15/04                                      2,220   2,286,600   1.1
Salem Communications, Sr Sub Nt,
 9.5%, 10/1/07                                       1,000   1,050,000   0.5
Spanish Broadcasting System, Sr Nt,
 12.5%, 6/15/02                                        500     550,000   0.3
Spanish Broadcasting System, Sr Nt,
 11%, 3/15/04                                        1,625   1,738,750   0.8
Tri-State Outdoor Media, Sr Nt,
 11%, 5/15/08                                        2,000   2,035,000   1.0
Young Broadcasting Inc., Sr Sub Nt,
 8.75%, 6/15/07                                      1,500   1,455,000   0.7
                                                           -----------   ---
                                                            19,818,350   9.6

                                                                       Percent
                                                     Par               of Net
Description                                         (000)     Value    Assets
------------------------------------------------------------------------------

BUILDING -- 4.6%
American Builders & Contractors Supply Co., Inc.,
 Sr Sub Nt, 10.625%, 5/15/07                       $ 2,500 $ 2,353,125   1.1%
Associated Materials, Inc., Sr Sub Nt,
 9.25%, 3/1/08                                       1,000   1,000,000   0.5
Fedders North America, Inc., Sr Sub Nt,
 9.375%, 8/15/07                                     1,500   1,515,000   0.7
MMI Products, Inc., Sr Sub Nt,
 11.25%, 4/15/07                                     1,500   1,537,500   0.7
Omega Cabinets, Ltd, Sr Sub Nt,
 10.5%, 6/15/07                                      2,250   2,261,250   1.1
Williams Scotsman, Inc., Sr Nt,
 9.875%, 6/1/07                                      1,000     990,000   0.5
                                                           -----------   ---
                                                             9,656,875   4.6
BUSINESS SERVICES & EQUIPMENT -- 2.9%
Iron Mountain, Inc., Sr Sub Nt,
 8.75%, 9/30/09                                      1,125   1,091,250   0.5
Knoll Inc., Sr Sub Nt,
 10.875%, 3/15/06                                    1,525   1,677,500   0.8
Pierce Leahy Command Corp., Sr Nt.
 8.125%, 5/15/08                                     1,000     945,000   0.5
Pierce Leahy Corp., Sr Sub Nt,
 11.125%, 7/15/06                                    1,375   1,491,875   0.7
United Stationers Supply Co., Sr Sub Nt, 12.75%,
 5/1/05                                                833     912,135   0.4
                                                           -----------   ---
                                                             6,117,760   2.9
CABLE TELEVISION -- 3.5%
Avalon Cable of Michigan, LLC, Sr Sub Nt, 9.375%,
 12/1/08/2/                                          1,000   1,016,250   0.5
Classic Communications, Inc., Sr Nt
 w/warrant, 0/13.25%, 8/1/09/2/                      1,750   1,242,500   0.6
Fundy Cable Ltd., Sr Nt,
 11%, 11/15/05                                       1,500   1,635,000   0.8
Mediacom LLC/Capital Corp., Sr Nt,
 7.875%, 2/15/11/2/                                  1,500   1,338,750   0.6
RCN Corp., Sr Nt, 10%, 10/15/07                      1,400   1,407,000   0.7
RCN Corp., Sr Disc Nt,
 0/9.8%, 2/15/08                                     1,000     630,000   0.3
                                                           -----------   ---
                                                             7,269,500   3.5

PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                       Percent
                                                     Par               of Net
Description                                         (000)     Value    Assets
------------------------------------------------------------------------------

CHEMICALS/PLASTIC -- 4.1%
Berry Plastics Corp., Sr Sub Nt,
 12.25%, 4/15/04                                   $ 1,750 $ 1,802,500   0.9%
Indesco International, Inc., Sr Sub Nt,
 9.75%, 4/15/08                                      1,750   1,277,500   0.6
Philipp Brothers Chemicals, Inc.,
 Sr Sub Nt, 9.875%, 6/1/08                           1,750   1,592,500   0.8
Polymer Group, Inc., Sr Sub Nt,
 9%, 7/1/07                                          1,500   1,455,000   0.7
Portola Packaging Inc., Sr Nt,
 10.75%, 10/1/05                                     1,250   1,275,000   0.6
Tekni-Plex Inc., Sr Sub Nt,
 9.25%, 3/1/08                                       1,000     975,000   0.5
                                                           -----------   ---
                                                             8,377,500   4.1
CLOTHING & TEXTILE -- 2.2%
Coyne International Enterprises Corp., Sr Sub Nt,
 11.25%, 6/1/08                                      2,500   2,325,000   1.1
Delta Mills, Inc., Sr Nt,
 9.625%, 9/1/07                                      1,500   1,440,000   0.7
Pillowtex Corp., Sr Sub Nt,
 9%, 12/15/07                                        1,000     940,000   0.4
                                                           -----------   ---
                                                             4,705,000   2.2
COSMETICS/TOILETRIES -- 0.2%
JB Williams Holdings Inc., Sr Nt,
 12%, 3/1/04                                           375     375,000   0.2
                                                           -----------   ---
DRUGS -- 0.9%
King Pharmaceutical, Inc., Sr Sub Nt,
 10.75%, 2/15/09                                     1,250   1,290,625   0.6
Twin Laboratories, Inc., Sr Sub Nt,
 10.25%, 5/15/06                                       650     630,500   0.3
                                                           -----------   ---
                                                             1,921,125   0.9
ECOLOGICAL SERVICES & EQUIPMENT -- 2.3%
American Eco Corp., Sr Nt,
 9.625%, 5/15/08                                     2,000   1,160,000   0.6
ICF Kaiser International Inc., Sr Sub Nt
 13%, 12/31/03                                       1,500     825,000   0.4
Norcal Waste Systems, Sr Nt,
 13.5%, 11/15/05                                     1,250   1,381,250   0.7
Safety-Kleen Corp., Sr Nt,
 9.25%, 5/15/09/2/                                   1,250   1,256,250   0.6
                                                           -----------   ---
                                                             4,622,500   2.3

                                                             Percent
                                           Par               of Net
Description                               (000)     Value    Assets
--------------------------------------------------------------------

ELECTRONICS/ELECTRIC -- 6.2%
Airxcel, Inc., Sr Sub Nt,
 11%, 11/15/07                           $ 1,500 $ 1,477,500   0.7%
Communications Instruments, Inc.,
 Sr Sub Nt, 10%, 9/15/04                   2,130   1,917,000   0.9
Dialog Corp., Sr Sub Nt,
 11%, 11/15/07                             2,000   1,810,000   0.9
Elgar Holdings, Inc., Sr Nt,
 9.875%, 2/1/08                            1,000     800,000   0.4
Flextronics Int'l Ltd, Sr Sub Nt,
 8.75%, 10/15/07                           1,820   1,810,900   0.9
Viasystems, Inc., Sr Sub Nt,
 9.75%, 6/1/07                             2,500   2,187,500   1.0
Wesco Distribution, Inc., Sr Sub Nt,
 9.125%, 6/1/08                            2,500   2,418,750   1.2
Windmere-Durable Holdings, Inc.,
 Sr Sub Nt, 10%, 7/31/08                     500     477,500   0.2
                                                 -----------   ---
                                                  12,899,150   6.2
EQUIPMENT LEASING -- 1.6%
Coinmach Corp.,
 11.75%, 11/15/05                          1,750   1,885,625   0.9
United Rentals, Inc., Sr Sub Nt,
 9.5%, 6/1/08                              1,000   1,005,000   0.5
United Rentals, Inc., Sr Sub Nt,
 9%, 4/1/09                                  500     490,000   0.2
                                                 -----------   ---
                                                   3,380,625   1.6
FOOD SERVICE -- 5.3%
American Restaurant Group, Inc., Sr Nt,
 11.5%, 2/15/03                            1,250   1,137,500   0.5
American Rice, Inc., Bank Debt,
 10.75%, 5/31/99                             474     355,626   0.2
Apple South, Inc., Sr Nt,
 9.75%, 6/1/06                             1,500   1,462,500   0.7
Avado Brands, Inc., Sr Sub Nt,
 11.75%, 6/15/09/2/                          500     492,500   0.2
Domino's, Inc., Sr Sub Nt,
 10.375%, 1/15/09                          1,625   1,641,250   0.8
Foodmaker Corp., Sr Nt,
 9.75%, 11/1/03                            1,000   1,023,750   0.5
Fresh Foods, Inc., Sr Nt,
 10.75%, 6/1/06                            2,500   2,481,250   1.2
TPI Enterprises, Sub Deb,
 8.25%, 7/15/02                            1,440     712,800   0.3
Volume Services America, Inc.,
 Sr Sub Nt, 11.25%, 3/1/09/2/              1,750   1,907,500   0.9
                                                 -----------   ---
                                                  11,214,676   5.3

PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                            Percent
                                         Par                of Net
Description                             (000)     Value     Assets
-------------------------------------------------------------------

FOREST PRODUCTS -- 4.4%
Ainsworth Lumber Co. Ltd., Sr Nt,
 12.5%, 7/15/07                         $4,000 $  4,470,000   2.1%
Crown Packaging, Ltd., Ser B Sr Nt,
 10.75%, 11/1/00                         2,000    1,490,000   0.7
Millar Western Forest Products Ltd,
 Sr Nt, 9.875%, 5/15/08                  1,500    1,445,625   0.7
Riverwood Int'l Corp., Sr Nt,
 10.875%, 4/1/08                         2,000    1,945,000   0.9
                                               ------------   ---
                                                  9,350,625   4.4
HEALTH CARE -- 2.6%
Fisher Scientific International, Inc.,
 Sr Sub Nt, 9%, 2/1/08                   1,600    1,520,000   0.7
Fisher Scientific International, Inc.,
 Sr Sub Nt, Add-on, 9%, 2/1/08             225      213,750   0.1
Hanger Orthopedic Group, Inc.,
 Sr Sub Nt, 11.25%, 6/15/09/2/           1,000    1,015,000   0.5
Rose Hills Co., Sr Sub Nt,
 9.5%, 11/15/04                          1,750    1,579,375   0.8
Rural/Metro Corp., Sr Nt,
 7.875%, 3/15/08                         1,250    1,131,250   0.5
                                               ------------   ---
                                                  5,459,375   2.6
HOME FURNISHINGS -- 0.4%
Home Products Intl, Inc., Sr Sub Nt,
 9.625%, 5/15/08                         1,000      912,500   0.4
                                               ------------   ---
HOTEL & CASINOS -- 2.8%
Aladdin Gaming, Sr Disc Nt,
 0/13.5%, 3/1/10                         2,750    1,210,000   0.6
Harrahs Operating Co., Inc., Sr Nt,
 7.875%, 12/15/05                        1,000      967,500   0.5
Hollywood Park, Inc., Sr Sub Nt,
 9.5%, 8/1/07                            1,250    1,246,875   0.6
Prime Hospitality Corp., 1st Mtg,
 9.25%, 1/15/06                          1,000    1,000,000   0.5
Prime Hospitality Corp., Sr Sub Nt,
 9.75%, 4/1/07                           1,375    1,333,750   0.6
                                               ------------   ---
                                                  5,758,125   2.8

                                                                      Percent
                                                    Par               of Net
Description                                        (000)     Value    Assets
-----------------------------------------------------------------------------

INDUSTRIAL EQUIPMENT -- 5.4%
Anchor Lamina, Inc., Sr Sub Nt,
 9.875%, 2/1/08                                   $ 2,000 $ 1,840,000   0.9%
Columbus McKinnon Corp., Sr Sub Nt, 8.5%, 4/1/08    1,250   1,200,000   0.6
Elgin National Industries, Sr Nt,
 11%, 11/1/07                                       1,000     990,000   0.5
International Knife & Saw, Sr Sub Nt, 11.375%,
 11/15/06                                           2,500   2,350,000   1.1
Jackson Products, Inc., Sr Sub Nt, 9.5%, 4/15/05    2,000   1,920,000   0.9
Precision Partners, Inc., Sr Sub Nt, 12%,
 3/15/09/2/                                         1,175   1,122,125   0.5
Simonds Industries, Inc., Sr Sub Nt, 10.25%,
 7/1/08                                             1,800   1,764,000   0.8
Spincycle, Inc., Sr Disc Nt,
 0/12.75%, 5/1/05                                     750     236,250   0.1
                                                          -----------   ---
                                                           11,422,375   5.4
LEISURE -- 3.3%
Bally Total Fitness Holding Corp.,
 Sr Sub Nt, 9.875%, 10/15/07                        1,500   1,455,000   0.7
Guitar Center Mgmt., Sr Nt,
 11%, 7/1/06                                        1,520   1,542,800   0.7
SFX Entertainment, Inc., Sr Sub Nt, 9.125%,
 12/1/08                                            2,500   2,425,000   1.2
Six Flags Entertainment Corp., Sr Nt, 8.875%,
 4/1/06                                             1,500   1,500,000   0.7
                                                          -----------   ---
                                                            6,922,800   3.3
NON-FERROUS METALS -- 2.0%
Easco Corp., Sr Nt,
 10%, 3/15/01                                       1,000   1,005,000   0.5
Echo Bay Mines Ltd., Jr Sub Debs, 11%, 4/1/27       1,000     560,000   0.3
Oglebay Norton Co., Sr Sub Nt,
 10%, 2/1/09                                        1,625   1,551,875   0.7
Renco Metals Inc., Sr Nt,
 11.5%, 7/1/03                                      1,000   1,015,000   0.5
                                                          -----------   ---
                                                            4,131,875   2.0

PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                        Percent
                                                      Par               of Net
Description                                          (000)     Value    Assets
-------------------------------------------------------------------------------

OIL & GAS -- 2.3%
Giant Industries Inc., Sr Sub Nt,
 9.75%, 11/15/03                                    $   875 $   841,094   0.4%
Giant Industries Inc., Sr Sub Nt,
 9%, 9/1/07                                           1,000     910,000   0.4
Northern Offshore ASA, Sr Nt,
 10%, 5/15/05                                         1,000     550,000   0.3
TransContinental Corp., Sr Sec Nt, 15%, 12/1/03/2/    1,604   1,513,538   0.7
TransContinental Corp., Sr Sec Nt, Add On, 15%,
 12/1/03/2/                                           1,069   1,009,025   0.5
                                                            -----------   ---
                                                              4,823,657   2.3
PUBLISHING -- 3.5%
Liberty Group Publishing, Inc., Sr Sub Nt, 9.375%,
 2/1/08                                               2,000   1,880,000   0.9
Liberty Group Publishing, Inc., Sr Disc Nt,
 0/11.625%, 2/1/09                                    1,125     607,500   0.3
Perry-Judd, Sr Sub Nt,
 10.625%, 12/15/07                                    2,750   2,722,500   1.3
Phoenix Color Corp., Sr Sub Nt, 10.375%, 2/1/09       2,250   2,205,000   1.0
                                                            -----------   ---
                                                              7,415,000   3.5
RETAILERS -- 4.3%
Central Tractor Farm & Country, Sr Nt, 10.625%,
 4/1/07                                               1,500   1,530,000   0.7
Frank's Nursery & Crafts, Sr Sub Nt, 10.25%,
 3/1/08                                               1,750   1,741,250   0.8
G&G Retail, Inc., Sr Sub Nt,
 11%, 5/15/06/2/                                      1,750   1,599,063   0.8
Herff Jones Inc., Sr Sub Nt,
 11%, 8/15/05                                         1,250   1,337,500   0.6
Just for Feet, Inc., Sr Sub Nt,
 11%, 5/1/09/2/                                       1,750   1,128,750   0.5
Travelcenters of America, Sr Sub Nt, 10.25%,
 4/1/07                                               2,000   1,990,000   0.9
                                                            -----------   ---
                                                              9,326,563   4.3
STEEL -- 1.2%
NS Group, Inc., Sr Nt,
 13.5%, 7/15/03                                       2,500   2,625,000   1.2
                                                            -----------   ---

                                                                        Percent
                                                      Par               of Net
Description                                          (000)     Value    Assets
-------------------------------------------------------------------------------

TELECOMMUNICATIONS/CELLULAR
 COMMUNICATION -- 13.4%
Alaska Communications Systems Holdings, Inc., Sr
 Sub Nt,
 9.375%, 5/15/09/2/                                 $ 1,000 $   960,000   0.4%
Arch Communications Group, Inc., Sr Nt, 12.75%,
 7/1/07                                                 750     645,000   0.3
Arch Communications Group, Inc., Sr Nt, 14%,
 11/1/04                                              1,250   1,187,500   0.6
CCPR Services, Inc., Sr Sub,
 10%, 2/1/07                                          2,250   2,404,688   1.1
Centennial Cellular, Sr Sub Nt,
 10.75%, 12/15/08                                     2,375   2,452,188   1.2
Convergent Communications, Inc., Sr Nt, 13%,
 4/1/08                                               3,750   3,267,188   1.5
Crown Castle Int'l Corp., Sr Nt, 0/10.375%,
 5/15/11/2/                                           1,500     870,000   0.4
Dobson/Sygnet Communications Corp., Sr Nt, 12.25%,
 12/15/08                                             1,750   1,820,000   0.9
DTI Holdings, Inc., Sr Disc Nt,
 0/12.5%, 3/1/08                                      5,000   1,850,000   0.9
FaciliCom International, Sr Nt,
 10.5%, 1/15/08                                       2,000   1,560,000   0.7
GCI, Inc., Sr Nt,
 9.75%, 8/1/07                                        2,250   2,216,250   1.1
Metrocall Inc., Sr Sub Nt,
 10.375%, 10/1/07                                     2,500   1,862,500   0.9
Paging Network do Brasil Holding Co. LLC, Sr Nt,
 13.5%, 6/6/05                                          500     210,000   0.1
Pathnet, Inc., Sr Nt,
 12.25%, 4/15/08                                      1,000     560,000   0.3
Phonetel Technologies, Inc., Sr Nt, 12%,
 12/15/06/4/                                          3,775   1,019,250   0.5
Price Communications Wireless, Inc., Sr Sec Nt,
 9.125%, 12/15/06                                     1,000   1,010,000   0.5
Rural Cellular Corp., Sr Sub Nt, 9.625%, 5/15/08      2,050   2,060,250   1.0
Splitrock Services, Inc., Sr Nt,
 11.75%, 7/15/08                                      2,250   2,103,750   1.0
                                                            -----------  ----
                                                             28,058,564  13.4

PACHOLDER FUND, INC.
-------------------------------------------------------------------------------
Statement of Net Assets (concluded)
June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                        Percent
                                                 Shares/Par             of Net
Description                                        (000)       Value    Assets
-------------------------------------------------------------------------------

TRANSPORTATION -- 2.0%
Moran Transportation Co., Bank Debt, 8.25%,
 12/31/05                                         $ 2,494   $ 2,493,750   1.2%
Moran Transportation Co., 1st Mtg, 11.75%,
 7/15/04                                            1,500     1,620,000   0.8
                                                            -----------  ----
                                                              4,113,750   2.0
Total Corporate Debt Securities
 (amortized cost $206,778,988)                              200,157,020  95.5
                                                            -----------  ----
EQUITY INVESTMENTS -- 2.6%
Aladdin Gaming/Capital Corp., Warrants,
 3/1/10/1/,/3/                                     27,500             0   0.0
Allegiance Telecom, Inc., Warrants,
 2/3/08/1/,/3/                                      1,000             0   0.0
Arch Communications Group, Inc., Common
 Stock/1/                                         197,524     1,678,951   0.8
Arch Communications Group, Inc., Warrants,
 9/1/01/1/                                         22,928        20,062   0.0
Concentric Network Corp., Pfd, 13.5% PIK,
 6/1/10                                             1,137     1,028,500   0.5
Convergent Communications, Inc., Warrants,
 4/1/08/1/,/3/                                      8,000        60,000   0.0
DTI Holdings, Inc., Warrants, 3/1/08/1/,/3/        25,000             0   0.0
Glasstech, Inc., Warrants, 6/30/04/1/,/3/           1,000             0   0.0
Gulf States Steel, Warrants, 4/15/03/1/,/3/           500             0   0.0
Harvard Industries, Inc., Common Stock/1/          41,199       293,542   0.2
Optel, Inc., Class C Common Stock/1/                  750             7   0.0
Orion Network Systems, Warrants, 1/15/07/1/,/3/     1,250             0   0.0
Paging Network do Brasil Holding Co. LLC,
 Warrants/1/,/3/                                      500             0   0.0
Pathnet, Inc., Warrants, 4/15/08/1/,/3/             1,000             0   0.0
Paxson Communications, Pfd, 12.5% PIK, 10/31/06     1,063       969,569   0.5
Rural Cellular Corp., Pfd,
 11.375% PIK, 5/15/10                               1,117     1,157,339   0.6
Sabreliner Corp., Warrants, 4/15/03/1/,/3/            500             0   0.0
San Jacinto Holdings, Common Stock/1/,/3/           2,246             0   0.0
Spincycle, Inc., Warrants, 5/1/05/1/,/3/              750             0   0.0

                                                                       Percent
                                              Shares/Par               of Net
Description                                     (000)       Value      Assets
------------------------------------------------------------------------------

Splitrock Services, Inc., Warrants,
 7/15/08/1/                                      1,250   $     87,500     0.0%
TransContinental Corp, Pfd, 6%/1/               60,000         40,980     0.0
TransContinental Corp, Pfd, 3%/1/               41,494         28,340     0.0
TCR Holding Corp., Pfd, Class B/1/              50,747          3,045     0.0
TCR Holding Corp., Pfd, Class C/1/              27,911          1,563     0.0
TCR Holding Corp., Pfd, Class D/1/              73,583          3,900     0.0
TCR Holding Corp., Pfd, Class E/1/             152,241          9,591     0.0
US Leather Corp., Common Stock/1/               93,269         93,269     0.0
                                                         ------------   -----
Total Equity Investments
 (cost $6,622,869)                                          5,476,158     2.6
SECURITIES LENDING PROGRAM ASSETS -- 4.8%
Lehman Brothers Holdings, Inc. 5.275%, dated
 6/30/99, matures 7/1/99                         3,989      3,989,342     1.9
Lehman Brothers Holdings, Inc. MTN Tranche
 #TR00291, dated 3/3/98, daily resettable
 floating rate due 3/3/00                        1,000        997,270     0.5
Salomon Brothers Corp. 6.22%, dated 6/30/99,
 matures 7/1/99                                  5,000      5,000,000     2.4
                                                         ------------   -----
Total Securities Lending Program Assets
 (at amortized cost)                                        9,986,612     4.8
TOTAL INVESTMENTS
 (amortized cost $223,388,469)                           $215,619,790   102.9
Payable Upon Return of Securities Loaned                   (9,986,612)   (4.8)
Other Assets in Excess of Liabilities                       3,978,522     1.9
                                                         ------------   -----
Net Assets                                               $209,611,700   100.0
Less: Outstanding Preferred Stock                         (70,000,000)
                                                         ------------
Net Assets Applicable to 9,502,648 Shares of
 Common Stock Outstanding                                $139,611,700
                                                         ============
Net Asset Value Per Common Share
 ($139,611,700 / 9,502,648)                                    $14.69
                                                         ============
------------------------------------------------------------------------------

/1/Non-income producing security.
/2/Security exempt from registration under Rule 144A of the Securities Act of
  1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities amounted to $19,509,251 or 9.3% of net assets.
/3/Board valued security. These securities amounted to $60,000 or less than
   0.1% of net assets.
/4/Security is in default.
-------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
Statement of Operations                 Statements of Changes in Net Assets
For the Six Months Ended June 30, 1999 (Unaudited)
--------------------------------------- ---------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest.......................................................... $10,450,597
EXPENSES:
 Investment advisory fee (Note 5)..................................     882,745
 Administrative fee (Note 5).......................................      93,950
 Printing, postage and other.......................................      57,711
 Custodian, transfer agent and accounting fees (Note 5)............      41,510
 Audit fee.........................................................      33,533
 Directors' fees...................................................      30,279
 Legal fees........................................................      24,835
 Insurance.........................................................       9,533
                                                                    -----------
  Total Expenses...................................................   1,174,096
                                                                    -----------
  Net Investment Income............................................   9,276,501
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
 Net realized gain/(loss) on investments...........................  (2,417,471)
 Net unrealized appreciation/(depreciation) on investments.........     (35,465)
                                                                    -----------
  Net realized and unrealized gain/(loss) on investments...........  (2,452,936)
                                                                    -----------
 Net increase/(decrease) in net assets resulting from operations...   6,823,565
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS............................  (2,091,769)
                                                                    -----------
NET INCREASE/(DECREASE) IN NET ASSETS APPLICABLE TO COMMON
 STOCKHOLDERS RESULTING FROM OPERATIONS AND DISTRIBUTIONS TO
 PREFERRED STOCKHOLDERS............................................ $ 4,731,796
                                                                    ===========

--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

                                                    For the Six
                                                    Months Ended  For the Year
                                                      June 30,       Ended
                                                        1999      December 31,
                                                    (Unaudited)       1998
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
Operations:
 Net investment income............................. $  9,276,501  $ 16,344,050
 Net realized gain/(loss) on investments...........   (2,417,471)   (2,513,330)
 Net unrealized appreciation/(depreciation) on
  investments......................................      (35,465)  (13,950,069)
                                                    ------------  ------------
Net increase/(decrease) in net assets resulting
 from operations...................................    6,823,565      (119,349)
DISTRIBUTIONS TO STOCKHOLDERS FROM:
 Preferred dividends of $0.70 and $1.42 per share,
  respectively.....................................   (2,091,769)   (3,487,500)
 Common dividends:
  Net investment income of $0.84 and net investment
   income and short-term gains of $1.70 per share,
   respectively....................................   (6,983,942)  (12,084,472)
                                                    ------------  ------------
Total decrease in net assets from distributions to
 stockholders......................................   (9,075,711)  (15,571,972)
FUND SHARE TRANSACTIONS (NOTES 2 AND 3):
 Net proceeds/(cost) from issuance/(exchange) or
  restructuring of preferred stock.................   20,898,401       (30,388)
 Value of 2,265 and 28,314 shares issued in
  reinvestment of dividends, respectively..........       35,262       469,141
 Net proceeds from 2,375,662 shares of common stock
  issued in rights offering after deducting
  $1,180,982 of offering expenses..................   33,788,763           --
                                                    ------------  ------------
Total increase in net assets derived from fund
 share transactions................................   54,722,426       438,753
                                                    ------------  ------------
Total net increase/(decrease) in net assets........   52,422,062   (15,252,568)
NET ASSETS:
 Beginning of period...............................  157,189,638   172,442,206
                                                    ------------  ------------
 End of Period..................................... $209,611,700  $157,189,638
                                                    ============  ============

--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

PACHOLDER FUND, INC.
-------------------------------------------------------------------------------
Financial Highlights
(Contained below is per share operating performance data for a share of common stock outstanding, total return performance, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.)

----------------------------------------------------------------------------------------------
                          For the Six
                          Months Ended
                            June 30,                Year Ended December 31,
                              1999      ----------------------------------------------------
                          (Unaudited)     1998        1997       1996       1995      1994
----------------------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period....      $15.19       $17.40      $17.44     $16.02     $16.86   $19.23
                           ---------    ---------   ---------  ---------  ---------  -------
Net investment income...        1.10         2.30        2.22       2.16       2.19     2.12
Net realized and
 unrealized gain/(loss)
 on investments.........       (0.29)       (2.32)       0.83       1.42      (0.06)   (1.64)
                           ---------    ---------   ---------  ---------  ---------  -------
Net increase in net
 asset value resulting
 from operations........        0.81        (0.02)       3.05       3.58       2.13     0.48
                           ---------    ---------   ---------  ---------  ---------  -------
Distributions to
 Stockholders from:
Preferred dividends.....       (0.25)       (0.49)      (0.49)     (0.46)     (0.29)   (0.24)
Common:
 Net investment income
  and short-term gains..       (0.83)       (1.70)      (1.72)     (1.70)     (1.90)   (1.92)
 Net realized long-term
  gains.................         --           --        (0.16)       --         --       --
                           ---------    ---------   ---------  ---------  ---------  -------
Total distributions to
 preferred and common
 stockholders...........       (1.08)       (2.19)      (2.37)     (2.16)     (2.19)   (2.16)
                           ---------    ---------   ---------  ---------  ---------  -------
Capital Change Resulting
 from the Issuance of
 Fund Shares:
Common Shares...........       (0.29)         --        (0.69)       --       (0.67)   (0.69)
Preferred Shares........         --           --        (0.03)       --       (0.11)     --
                           ---------    ---------   ---------  ---------  ---------  -------
                               (0.29)         --        (0.72)       --       (0.78)   (0.69)
                           ---------    ---------   ---------  ---------  ---------  -------
Net asset value, end of
 period.................      $14.69       $15.19      $17.40     $17.44     $16.02   $16.86
                           =========    =========   =========  =========  =========  =======
Market value per share,
 end of period..........      $14.69       $16.38      $18.19     $17.88     $17.38   $16.75
                           =========    =========   =========  =========  =========  =======
TOTAL INVESTMENT RETURN:
Based on market value
 per common share (1)...       (6.02%)      (0.16%)     13.23%     14.37%     16.04%  (11.12%)
Based on net asset value
 per common share (2)...        4.25%       (3.19%)     15.44%     20.40%     10.68%    0.72%
RATIOS TO AVERAGE NET
 ASSETS (3):
 Expenses...............        1.24%*       0.83%       1.47%      1.80%      0.86%    1.64%
 Net investment income..        9.77%*       9.72%       8.92%      9.21%     10.45%   10.17%
SUPPLEMENTAL DATA:
Net assets at end of
 period, net of
 preferred stock (000)..    $139,612     $108,190    $123,442    $87,054    $79,596  $58,925
Average net assets
 during period, net of
 preferred stock (000)..    $128,896     $119,223    $118,893    $83,074    $79,614  $59,002
Portfolio turnover
 rate...................          20%          88%        116%        76%        83%     102%
Number of preferred
 shares outstanding at
 end of period..........   3,500,000    2,450,000   2,450,000  1,650,000  1,650,000    8,600
Asset coverage per share
 of preferred stock
 outstanding at end of
 period.................         $60          $64         $70        $73        $66   $7,852
Liquidation and average
 market value per share
 of preferred stock.....         $20          $20         $20        $20        $20   $1,000
----------------------------------------------------------------------------------------------

/1/Total investment return excludes the effects of commissions.
/2/Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed, for purposes of this calculation, to be fully subscribed under the terms of the rights offering.
/3/Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of both the common and preferred shareholders.
* Annualized
See accompanying Notes to Financial Statements.

PACHOLDER FUND, INC.
-------------------------------------------------------------------------------
Notes to Financial Statements
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- Pacholder Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940. The Fund seeks a high level of total return through current income and capital appreciation by investing primarily in high yield, lower rated fixed-income securities of domestic companies. The Fund was incorporated under the laws of the State of Maryland in August, 1988.

 The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

 A. SECURITY VALUATIONS -- Portfolio securities are priced at the bid side of the market by an independent pricing service. Restricted securities, portfo-lio securities not priced by the independent pricing service and other as-sets are valued at fair value as determined under procedures established by the Board of Directors. At June 30, 1999, there were board valued securities of $60,000, or less than 0.1% of net assets as of such date. Short-term ob-ligations with remaining maturities of 60 days or less at the date of pur-chase are valued at amortized cost.

 B. FEDERAL TAXES -- It is the Fund's policy to make sufficient distributions to shareholders of net investment income and net realized capital gains to comply with the requirements of the Internal Revenue Code applicable to reg-ulated investment companies. A provision of $32,828 for federal excise tax was required at December 31, 1998 because the Fund distributed less than 98% of net investment income, although the Fund did comply with the Internal Revenue Code's requirements applicable to investment companies.

  The Fund intends to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended.

 C. SECURITIES TRANSACTIONS -- Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on an identified cost basis. Interest income is recorded on an accrual basis. The Fund amortizes discounts or premiums on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. The Fund has elected to defer the accretion of market discount until disposition of the security.

 D. SECURITY LENDING -- The Fund lends its securities to approved brokers to earn additional income and receives cash as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned secu-rities. Although the risk of lending is mitigated by the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

 E. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and ex-penses are accrued at least weekly. Dividends to stockholders are paid from net investment income monthly, and distributions of net realized capital gains, if any, are paid at least annually. Dividends to preferred stockhold-ers are accrued at least weekly and are paid quarterly from net investment income.

 F. UNFUNDED LOAN INTERESTS -- As of June 30, 1999, the Fund had unfunded loan commitments of $475,413, which would be extended at the option of the bor-rower, pursuant to the loan agreement with American Rice, Inc.

 G. WHEN, AS AND IF ISSUED SECURITIES -- The Fund may engage in "when-issued" or "delayed delivery" transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liq-uid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market weekly and begin earning interest on the settlement date. No "when-issued" or "delayed delivery" purchase commitments were included in the portfolio of investments as of June 30, 1999.

 H. ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make esti-mates and assumptions that affect the reported amounts of assets and liabil-ities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses dur-ing the reporting period. Actual results could differ from those estimates.

2. COMMON STOCK -- At June 30, 1999, there were 46,500,000 shares of common stock with a $.01 par value authorized and 9,502,648 shares outstanding. Dur-ing the six months ended June 30, 1999, the Fund issued 2,265 shares of com-mon stock in connection with its dividend reinvestment plan.

 On March 18, 1999, the Fund issued 2,375,662 shares of common stock at $14.72 per share as part of a rights offering for the common stockholders of the Fund. Expenses related to the rights offering totaling $1,180,982 were re-corded as a reduction of the proceeds of the offering. These expenses in-cluded $314,723 paid to Winton Associates, Inc., a wholly-owned subsidiary of Pacholder Associates, Inc. (an

PACHOLDER FUND, INC.
-------------------------------------------------------------------------------
Notes to Financial Statements (Concluded)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 affiliate of the Fund's investment advisor), for financial and advisory serv-ices, including advising the Fund regarding the structure of the rights of-fering and the materials utilized therewith, coordinating the distribution arrangements for the rights offering, and providing information and support services to soliciting broker-dealers.

3. PREFERRED STOCK -- On March 26, 1999 the Fund issued 1,050,000 shares of Series E 6.46% Preferred Stock due March 2, 2002 at an offering price of $20 per share. The Series E Preferred Stock has substantially identical terms and conditions to the Series C and D Preferred Stocks, with the exception of an additional dividend coverage test. At June 30, 1999, accrued preferred divi-dends were $1,197,284. The offering expenses of the preferred stock were $101,599, which were recorded as a reduction of paid-in capital for common stockholders. These expenses included $52,500 paid to Winton Associates, Inc. for financial and advisory services, including advising the Fund regarding the structure of the preferred stock offering and the materials utilized therewith, and coordinating the arrangements of the preferred stock offering.

4. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of securities (ex-cluding commercial paper) for the six months ended June 30, 1999 aggregated $91,704,267 and $36,833,436, respectively.

 At June 30, 1999, the federal income tax basis of securities was $215,655,656; net unrealized depreciation aggregated $10,022,478, of which $5,528,320 related to appreciated securities and $15,550,798 related to de-preciated securities.

 At December 31, 1998, the Fund had available a capital loss carryforward of $2,513,330, which expires in 2006, to offset any future net capital gains.

5. TRANSACTIONS WITH INVESTMENT ADVISOR, ADMINISTRATOR AND ACCOUNTING SERVICES AGENT -- The Fund has an investment advisory agreement with Pacholder & Com-pany, LLC (the "Advisor") pursuant to which the Advisor serves as the Fund's investment advisor. The Fund pays the Advisor an advisory fee that varies based on the total return investment performance of the Fund for the prior twelve-month period relative to the percentage change in the CS First Boston High Yield Index.(TM) The fee, which is accrued at least weekly and paid quarterly, ranges from a maximum of 1.40% to a minimum of 0.40% (on an annualized basis) of the average weekly net assets of the Fund. For the six months ended June 30, 1999, the Fund's total return was 4.25%. For the same period, the total return of the CS First Boston High Yield Index(TM) was 2.82%. For the period ended June 30, 1999, the advisory fee is calculated based on 1.04% of average weekly net assets of the Fund. Certain officers and directors of the Fund are also members of the Executive Committee of the Ad-visor. At June 30, 1999, prepaid advisory fees were $119,729.

 The Fund has an administrative services agreement with Kenwood Administrative Management, Inc. ("KAM") (an affiliate of the Advisor) pursuant to which KAM provides certain administrative services to the Fund. Under the agreement, KAM receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.10% of the average weekly net assets of the Fund. At June 30, 1999, accrued administrative fees were $17,829.

 The Fund has an agreement with Pacholder Associates, Inc. (an affiliate of the Advisor) to provide portfolio accounting and pricing services to the Fund. Under the agreement, Pacholder Associates, Inc. receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.025% of the first $100 million of the Fund's average weekly net assets and 0.015% of such assets in excess of $100 million. At June 30, 1999, accrued account-ing fees were $4,493.

6. NET ASSETS CONSIST OF:

                                                     June 30,
                                                       1999      December 31,
                                                   (Unaudited)       1998
                                                   ------------  ------------
Common Stock ($.01 par value)..................... $     95,026  $     71,247
Preferred Stock...................................   70,000,000    49,000,000
Paid-in capital...................................  150,970,230   117,319,801
Undistributed net investment income...............    1,245,924     1,045,134
Accumulated net realized gain/(loss) on
 investments......................................   (4,930,801)   (2,513,330)
Unrealized appreciation/(depreciation) on
 investments......................................   (7,768,679)   (7,733,214)
                                                   ------------  ------------
                                                   $209,611,700  $157,189,638
                                                   ============  ============

  YEAR 2000:

   Similar to other financial orga-
 nizations, the Fund could be ad-
 versely affected if the computer
 systems used by the Fund's service
 providers do not properly process
 and calculate the date-related in-
 formation and data from and after
 January 1, 2000. The Fund's Advisor
 and its affiliates are taking mea-
 sures that they believe are reason-
 ably designed to address the Year
 2000 issue with respect to computer
 systems that they use and to obtain
 reasonable assurances that compara-
 ble steps are being taken by each
 of the Fund's other service provid-
 ers. At this time, however, there
 can be no assurance that these
 steps will be sufficient to avoid
 any adverse impact on the Fund.

--------------------------------------------------------------------------------

                              Pacholder Fund, Inc.



                               Semi-Annual Report
                                 June 30, 1999

--------------------------------------------------------------------------------
                              PACHOLDER FUND, INC.

                             Directors and Officers

 William J. Morgan Anthony L. Longi, Jr.
 Chairman and Treasurer
                   President


 John F. WilliamsonJames P. Shanahan, Jr.
 Director          Secretary


 George D. Woodard James E. Gibson
 Director          Senior Vice President


 Daniel A. Grant   Mark H. Prenger
 Director          Assistant Treasurer

                              Investment Objective
             A closed-end fund seeking a high level of total return
               through current income and capital appreciation by
     investing primarily in high yield, lower rated fixed-income securities of domestic companies.

                               Investment Advisor
                            Pacholder & Company, LLC

                                 Administrator
                    Kenwood Administrative Management, Inc.

                                   Custodian
                               Firstar Bank, N.A.

                                 Transfer Agent
                               Firstar Bank, N.A.

                                 Legal Counsel
                             Piper & Marbury L.L.P.

                              Independent Auditors
                             Deloitte & Touche LLP

                               Executive Offices
                              Pacholder Fund, Inc.
                              8044 Montgomery Road
                                   Suite 382
                             Cincinnati, Ohio 45236
                                 (513) 985-3200

  This report is sent to the
 shareholders of Pacholder Fund,
 Inc. for their information. It is
 not a prospectus, offering circu-
 lar, or other representation in-
 tended for use in connection with
 the purchase or sale of shares of
 the Fund or any securities men-
 tioned in this report.

--------------------------------------------------------------------------------